UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)           Approval of Alpha Natural Resources, Inc. 2010 Long-Term Incentive Plan

    On May 19, 2010, the stockholders of Alpha Natural Resources, Inc. ("Alpha" or the "Company"), at the 2010 Annual Meeting of Stockholders (the "Annual Meeting"), approved the Company's 2010 Long-Term Incentive Plan (the "2010 LTIP").

Our 2010 LTIP is designed to advance our interests and those of our stockholders by providing incentives to certain employees and individuals who perform services for us. The 2010 LTIP is administered by our compensation committee (the "Committee") of the board of directors ("Board"), which has, among other authority, the exclusive power to select the eligible persons to be granted awards under the plan, to determine the type, size, terms and conditions of any awards that have been granted, to determine the time when awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of awards to eligible persons located outside the United States, to prescribe the form of the agreements evidencing awards made under the plan, and to incorporate clawback or other recoupment provisions to awards granted thereunder that would protect the Company and its stockholders from actions such as fraudulent activities in connection with the financial restatements and due to ethical misconduct. Awards may, in the discretion of the Committee, be made under the 2010 LTIP in assumption of, or in substitution for, outstanding awards previously granted.

The Committee is authorized to interpret the 2010 LTIP and the awards granted under the plan, to establish, amend and rescind any rules and regulations relating to the plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2010 LTIP, including the reconciliation of any defect, omission or inconsistency in the plan or in any award made under the plan. The Committee may also, in its sole discretion, determine whether a participant has terminated employment with, or the performance of services for, us and the effect, if any, such termination will have on any award granted under the 2010 LTIP.

Types of Awards

The 2010 LTIP will consist of the following components, each of which may be granted alone or in any combination thereof: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance grants and (vi) other share-based awards deemed by the Committee, in its discretion, to be consistent with the purposes of the 2010 LTIP.

Participation

Consistent with the purposes of the 2010 LTIP, the Committee has the exclusive power to select the persons who may participate in this plan and may grant awards under the plan to full- or part-time employees or other individuals who perform services for the Company or a parent, subsidiary or affiliate, including, without limitation, directors who are not employees and consultants and independent contractors who perform services for the Company or a parent, subsidiary or affiliate.

Maximum Number of Shares that May be Issued/Award Limitations

The maximum aggregate number of common shares which are available for issuance under the 2010 LTIP, including for awards of incentive stock options, is 3,250,000. Pursuant to the terms of the 2010 LTIP and subject to possible adjustments provided for in the plan, no eligible person may receive in any one fiscal year: (i) stock options or stock appreciation rights for more than 250,000 common shares; (ii) performance grants (denominated in common shares) for more than 250,000 common shares; and (iii) performance grants (denominated in cash) for more than $5,000,000. If any common shares covered by an award terminate, lapse, are forfeited or cancelled, or such award is otherwise settled without the delivery of the full number of common shares underlying the award, including common shares withheld to satisfy tax withholding obligations, then such common shares to the extent of any such forfeiture, termination, lapse, cancellation, payment, etc., will again be, or become available for issuance under the 2010 LTIP; provided, however, that shares (i) delivered in payment of the exercise price of a stock option, (ii) not issued upon the net settlement or net exercise of stock appreciation rights, or (iii) delivered to or withheld by the Company to pay withholding taxes related to a stock option or stock appreciation right, will not become available again for issuance under the 2010 LTIP.  To the extent any awards under our 2010 LTIP are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), it is intended that the award will be designed, administered, interpreted and construed in a manner necessary in order to comply with Section 409A or an exception thereto, as more fully described in the 2010 LTIP.

Stock Options

The 2010 LTIP permits the granting of options, both incentive stock options and non-qualified stock options, to purchase shares of stock; provided that incentive stock options may only be granted to eligible persons who are our employees or employees of any parent or subsidiary of the Company within the meaning of Code Sections 424(e) and (f), including a subsidiary which becomes such after adoption of the 2010 LTIP. The Committee will determine the number of shares which are to be subject to each stock option and will establish the exercise price at the time each option is granted. The 2010 LTIP provides that the option exercise price for each share covered by an option, including incentive and non-qualified stock options, will not be less than the fair market value of a share of Alpha common stock on the date the option is granted and that the term of the option may not exceed ten years from the grant date. The exercise price of an incentive stock option exercisable for the first time by an employee during any calendar year may not exceed $100,000 or such other amount as specified by the Code.

In the case of stock options granted to an employee who owns more than ten percent of the voting power of all classes of Company stock or that of any parent or subsidiary of the Company, the exercise price shall not be less than 110% of the fair market value of a share of common stock on the grant date, and the term of the option may not exceed five years from the grant date.

Stock Appreciation Rights

An award of stock appreciation rights will entitle the holder to exercise such award and to receive, without payment to Alpha, the number of shares having an aggregate value equal to the excess of the fair market value of one common share, at the time of such exercise, over the exercise price, times the number of common shares subject to the award, or portion thereof, that is so exercised. Stock appreciation rights will have an exercise price of no less than the fair market value of shares covered by the right on the date of grant and will not be exercisable after the expiration of ten years from the date they are granted. The terms of a stock appreciation right may provide that it will be deemed to have been exercised at the close of business on the business day preceding the expiration date of the stock appreciation right, or such other date as specified by the Committee, if at such time such stock appreciation right has a positive value.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units may also be granted under our 2010 LTIP. The standard vesting schedule applicable to awards of restricted stock and restricted stock units will provide for vesting of such awards, in one or more increments, over a service period of no less than three years; provided, however, this limitation will not apply to awards granted to non-employee directors of the Board that are received pursuant to the Company’s compensation program applicable to non-employee directors of the Board, or adversely affect a participant’s rights under another plan or agreement with the Company. A recipient of restricted stock will have the right to vote such shares and to receive dividends or other distributions made or paid with respect to such shares. The Committee may also grant associated awards of dividend equivalents to recipients of restricted stock units.

Performance Grants

The Committee may grant performance grants to eligible persons in the form of cash, shares or any other form of award issuable under the 2010 LTIP (or any combination thereof). The Committee will have the authority to determine the value of any performance grant to be awarded, the performance period, and the performance criteria to be satisfied within the award period. In relation to any performance grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary entity thereof, either individually, alternatively or in any combination, as specified by the Committee.

With respect to awards that are intended to be performance-based under Section 162(m) of the Code, the Committee will establish written objective performance goals for each performance period relating to one or more of the following performance measures: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; stock price; return on equity; total or relative increases to stockholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

To the extent consistent with Section 162(m) of the Code, the Committee may determine, at the time the performance goals are approved, that certain adjustments will apply, in whole or in part, to exclude the effect of any of the following occurrences: the impairment of tangible or intangible assets, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives, currency fluctuations, and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements or notes thereto appearing in Alpha’s annual report for the applicable period.

In addition, the Committee may, in its sole discretion, establish additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any performance grant and may also retain the discretion to reduce the amount of a performance grant to an eligible person if it concludes that such reduction is necessary or appropriate.

Other Share-Based Awards

Other share-based awards may also be granted under the 2010 LTIP. An "Other Share-Based Award" consists of any right that is not an award described above; and an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as deemed by the Committee to be consistent with the purposes of the 2010 LTIP. Subject to the terms of the 2010 LTIP and any applicable award agreement, the Committee will determine the terms and conditions of any such Other Share-Based Award.  The standard vesting schedule applicable to Other Share-Based Awards will provide for vesting of such Awards, in one or more increments, over a service period of no less than three years (not including special vesting terms set forth therein); provided, however, this limitation shall not apply to Awards granted to non-employee directors of the Board that are received pursuant to the Company's compensation program applicable to non-employee directors of the Board, or adversely affect a participant's rights under another plan or agreement with the Company.

Transferability

No awards granted under the 2010 LTIP or any right thereto will be assignable or transferable by a participant except by will or by the laws of descent and distribution; provided, however, the Committee may permit a transfer to a "permitted transferee," as defined in the 2010 LTIP.

Deferred Payment of Awards

The payment of awards granted pursuant to the 2010 LTIP may, in certain instances, be deferred until a later date, at the Committee’s sole discretion, in accordance with the provisions of Section 409A of the Code, and the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral will be permitted with respect to options or stock appreciation rights.

Amendment or Substitution of Awards

The Committee may amend or modify any outstanding award granted under our 2010 LTIP in its discretion in any manner that it deems appropriate, so long as the Committee could grant such amended or modified award under the terms of the plan at the time of such amendment or modification and provided that no such amendment or modification shall: (i) accelerate the vesting or exercisability of any awards other than in connection with a participant’s death, disability, retirement or a change in control or other transaction contemplated by Section 16 of the 2010 LTIP; provided further, the foregoing limitation shall not apply to (A) awards for up to five percent (5%) of the aggregate number of common shares authorized for issuance under the 2010 LTIP, or (B) any performance grant the payment of which remains contingent upon the attainment of the performance goal; or (ii) adversely affect in a material manner any right of a participant under an award without his or her written consent. Notwithstanding, our Committee will be authorized to modify, amend or terminate any or all of the provisions of an award to the extent necessary to conform the provisions of the award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination will adversely affect the rights of a participant. The Committee may also, in its discretion, permit award holders to surrender outstanding awards in order to exercise or realize the rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the plan.  Except in connection with a corporate transaction involving the Company, the terms of outstanding options or stock appreciation rights may not be amended to reduce the exercise price of such outstanding options or stock appreciation rights or cancel outstanding options or  stock appreciation rights in exchange for options or stock appreciation rights or cash or similar securities like stock awards with an exercise price that is less than the exercise price of the original options or stock appreciation rights without obtaining stockholder approval.

Dilution and Other Adjustments

In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other securities of the Company or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of common shares or other Alpha securities, issuance of warrants or other rights to purchase shares or other Alpha securities or other similar corporate transaction or event affects the shares of the Company such that the Committee determines that an adjustment is necessary to prevent dilution of the outstanding shares or enlargement of the benefits or potential benefits intended to be made under the 2010 LTIP, then the Committee will have the authority to make certain equitable terminations and/or adjustments to the 2010 LTIP and awards made thereunder, including: (i) the authority to adjust the aggregate and/or individual maximum number of shares that may be granted under the plan; (ii) the authority to provide for an equivalent award or substitute award in respect of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) the authority to provide for a cash payment to the holder of an outstanding award, provided that such payment complies with the Code and treasury regulations issued thereunder.

Plan Amendment or Suspension

The 2010 LTIP may be amended or suspended in whole or in part at any time from time to time by the Committee; provided, however, that no such change or amendment shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement or other applicable law for which the Committee deems it necessary or desirable to qualify or comply; and provided further that no amendment to the 2010 LTIP will adversely affect in a material manner any right of any participant with respect to any award previously granted without such participant’s written consent, except where such amendment is necessary to conform the provisions of the award to Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto.

Plan Termination

The 2010 LTIP will terminate upon the earlier of the following dates or events to occur: (i) upon the adoption of a resolution of the board terminating the 2010 LTIP; or (ii) May 19, 2020.

The above description is qualified in its entirety by a copy of the 2010 LTIP which is filed as Exhibit 10.1 to the Company's Registration Statement on Form S-8 filed on May 19, 2010, and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 19, 2010, the Company held its Annual Meeting of Stockholders in Abingdon, Virginia.

The results of the matters voted on at the Annual Meeting are provided below.

Proposal 1:  The election of ten directors to hold office for a one-year term expiring at the annual meeting in 2011 and until their respective successors are elected and qualified:

Director Name	For	Withheld	Broker Non-Votes
Michael J. Quillen	99,714,681	2,418,233	6,412,883
William J. Crowley, Jr.	101,383,900	749,014	6,412,883
Kevin S. Crutchfield	101,535,127	597,787	6,412,883
E. Linn Draper, Jr.	100,688,392	1,444,522	6,412,883
Glenn A. Eisenberg	101,523,744	609,170	6,412,883
John W. Fox, Jr.	101,525,670	607,244	6,412,883
P. Michael Giftos	101,525,751	607,163	6,412,883
Joel Richards, III	87,474,145	14,658,769	6,412,883
James F. Roberts	101,520,597	612,317	6,412,883
Ted G. Wood	101,383,606	749,308	6,412,883

There were no abstentions on this matter.

Proposal 2:  The approval of the Company’s 2010 LTIP:

For:	89,374,693
Against:	12,696,073
Abstained:	62,148
Broker Non-Votes:	6,412,883

Proposal 3:  The ratification of KPMG LLP as Alpha’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010.

For:	107,584,701
Against:	921,866
Abstained:	39,230
Broker Non-Votes	0

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1                      Alpha Natural Resources, Inc. 2010 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Form S-8 filed on May 19, 2010.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NATURAL RESOURCES, INC.

By:     /s/ Vaughn R. Groves
        Vaughn R. Groves
        Executive Vice President and General Counsel

Date: May 19, 2010

EXHIBIT INDEX

Exhibit 10.1                      Alpha Natural Resources, Inc. 2010 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Form S-8 filed on May 19, 2010.)